UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2012

Denmark Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-21554	39-1472124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 East Main Street

PO Box 130

Denmark, WI 54208-0130

(Address of principal executive offices)(Zip Code)

920-863-2161

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
  The Company held its Annual Meeting of Shareholders on April 24, 2012.

  The matters voted upon and the results of the voting were as follows:

1) The shareholders elected the following nominees to the Board of Directors to serve a three year term expiring in 2015:
Nominees	For	Withheld	Broker Non-votes
Janet L. Bonkowski	84,990	476	1,492
Diane R. Roundy	84,919	547	1,492

2) The ratification of the appointment of Wipfli LLP as independent public accountants for the year ending December 31, 2012
For	Against	Abstain	Broker Non-votes
87,010	168	482	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denmark Bancshares, Inc.
Date: April 24, 2012	/s/ Dennis J. Heim
Dennis J. Heim
Vice President and Treasurer,
Principal Financial and
Accounting Officer